                                                            EXHIBIT 10.29 1 of 6

                          EXECUTIVE SERVICES AGREEMENT


      This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and Joseph Bartlett, (the "Executive").

                                  INTRODUCTION

      The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

      1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

      2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be entitled to participate at no cost to the Executive in any health insurance plan maintained by the Company to the extent permitted under the terms of such plan, and along with any dependents shall be eligible to participate in Cobra Coverage at the Executive's expense following termination of employment hereunder.

      3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A plus the Company shall continue to provide health insurance coverage at no cost to the Executive for 180 days thereafter, and no further Services will be required. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with
Section 2 hereof. The
provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

      4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the Executive is removed, or upon the request of the Board or a significant shareholder voluntarily resigns, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors or (iii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

      5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings litigation, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

      6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) with carriers of comparable quality and under substantially the same terms, and conditions in an amount not less than $15 million as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

      7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

            (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential

Information shall not include any information that has entered or enters the public domain through no fault of the Executive.

            (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

            (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

            (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

            (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

      8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in
Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

      9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination or (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement"), the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30, 2003,

            (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services or as a member of the Board of Directors of the Company other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

            (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

            (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                        "A GENERAL RELEASE DOES NOT EXTEND
                  TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW
                  OR SUSPECT TO EXIST IN HIS FAVOR AT THE
                  TIME OF EXECUTING THE RELEASE, WHICH IF
                  KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED
                  HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

            (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                  A. in return for this Agreement, he will receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                  B. he was advised by the Company and is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                  C. he was given a copy of this Agreement on _______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                  D. he was informed that he has seven (7) days following the date of his execution of this Agreement in which to revoke the Agreement.

            (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

      10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

            (A)   If to the Company:

                  1888 Century Park East
                  Suite 222
                  Los Angeles, CA 90067
                  Attn: Board of Directors

                  with a copy to:

                  Choate, Hall & Stewart
                  53 State Street
                  Boston, MA 02109
                  Attn: Cameron Read, P.C.

            (B)   If to the Executive:

                  Mr. Joseph Bartlett, Esq.
                  45 Rockefeller Plaza
                  Suite 2800
                  New York, NY 10111

                  with a copy to:

                  -------------------------

                  -------------------------

                  -------------------------
                  Attn:
                        -------------------

or to such other address as the parties shall have designated by notice to the other party.

      12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

      13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

      14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

      15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

      16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

      17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Letter Agreement.

      18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

      19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

      This Agreement has been executed and delivered as of the date first above written.

                                        SIMON WORLDWIDE, INC.


                                        By  /s/ GEORGE GOLLEHER
                                        ------------------------------------
                                             George Golleher
                                             Director

                                        By  /s/ TERRENCE WALLOCK
                                        ------------------------------------
                                             Terrence Wallock
                                             Assistant Secretary

                                        The Executive

                                        /s/ JOSEPH BARTLETT
                                        ------------------------------------
                                        Joseph Bartlett

                                   Schedule A

I.    SERVICES

      Services to be rendered from time to time in the capacity as Director over and above participating in Board Meetings. Such services, including services as a Director and Board Committee Member, explicitly do not include legal advice, legal counseling or other services or advice which might be construed as engaging in the practice of law.

II.   MAXIMUM HOURS PER MONTH

      In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 4 hours per month, all served consecutively or as otherwise agreed upon by the Executive with the Company

III.  COMPENSATION

      Twelve thousand dollars ($12,000) per year paid monthly. In addition to the extent services are required in preparation for and testimony in depositions or other discovery with respect to Legal Proceedings, the Executive shall be compensated at the rate of $450 per hour.

IV.   LEGAL PROCEEDINGS FOLLOWING TERMINATION (Section 5 Services)

      $750 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.

                                                            EXHIBIT 10.29 2 of 6

                          EXECUTIVE SERVICES AGREEMENT


      This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and Allan Brown, (the "Executive").

                                  INTRODUCTION

      The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

      1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

      2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be entitled to participate at no cost to the Executive in any health insurance plan maintained by the Company to the extent permitted under the terms of such plan, and along with any dependents shall be eligible to participate in Cobra Coverage at the Executive's expense following termination of employment hereunder.

      3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A plus the Company shall continue to provide health insurance coverage at no cost to the Executive for 180 days thereafter, and no further Services will be required after receipt of such notice. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof. The provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

      4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the Executive is removed, or upon the request of the Board or a significant share holder voluntarily resigns, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors or (iii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

      5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

      6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) with carriers of comparable quality and under substantially the same terms, and conditions in an amount not less than $15 million as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

      7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

            (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential

Information shall not include any information that has entered or enters the public domain through no fault of the Executive.

            (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

            (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

            (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

            (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

      8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in
Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

      9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination, (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement"), or (iii) the Termination, Severance and General Release Agreement dated as of March 18, 2002, ("the Termination Agreement") the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30,2003,

            (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services or as a member of the Board of Directors of the Company other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

            (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

            (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                        "A GENERAL RELEASE DOES NOT EXTEND
                  TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW
                  OR SUSPECT TO EXIST IN HIS FAVOR AT THE
                  TIME OF EXECUTING THE RELEASE, WHICH IF
                  KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED
                  HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

            (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                  A. in return for this Agreement, he will receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                  B. he was advised by the Company and is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                  C. he was given a copy of this Agreement on _______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                  D. he was informed that he has seven (7) days following the date of his execution of this Agreement in which to revoke the Agreement.

            (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

      10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

            (A)   If to the Company:

                  1888 Century Park East
                  Suite 222
                  Los Angeles, CA 90067
                  Attn: Board of Directors

                  with a copy to:

                  Choate, Hall & Stewart
                  53 State Street
                  Boston, MA 02109
                  Attn: Cameron Read, P.C.

            (B)   If to the Executive:

                  Mr. Allan Brown
                  1121 El Retiro Way
                  Beverly Hills, CA 90210

                  with a copy to:

                  -------------------------

                  -------------------------

                  -------------------------
                  Attn:
                        -------------------
or to such other address as the parties shall have designated by notice to the other party.

      12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

      13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

      14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

      15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

      16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

      17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Termination Agreement, which is not affected by this Agreement and all the terms and conditions of which shall remain in full force and effect.

      18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

      19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

      This Agreement has been executed and delivered as of the date first above written.

                                        SIMON WORLDWIDE, INC.


                                        By  /s/ J. ANTHONY KOUBA
                                        ------------------------------------
                                             J. Anthony Kouba
                                             Chairman Compensation Committee

                                        By  /s/ TERRENCE WALLOCK
                                        ------------------------------------
                                             Terrence Wallock
                                             Assistant Secretary

                                        The Executive

                                        /s/ ALLAN BROWN
                                        ------------------------------------
                                        Allan Brown

                                   Schedule A

I.    SERVICES

      Services to be rendered from time to time in the capacity as Director over and above participating in Board Meetings.

II.   MAXIMUM HOURS PER MONTH

      In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 4 hours per month, all served consecutively or as otherwise agreed upon by the Executive with the Company

III.  COMPENSATION

      Twelve thousand dollars ($12,000) per year paid monthly. In addition to the extent services are required in preparation for and testimony in depositions or other discovery with respect to Legal Proceeding, the Executive shall be compensated at the rate of $450 per hour.

IV.   LEGAL PROCEEDINGS FOLLOWING TERMINATION (Section 5 Services)

      $750 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.

                                                            EXHIBIT 10.29 3 of 6

                          EXECUTIVE SERVICES AGREEMENT


      This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and George Golleher, (the "Executive").

                                  Introduction

      The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

      1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

      2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be entitled to participate at no cost to the Executive in any health insurance plan maintained by the Company to the extent permitted under the terms of such plan, and along with any dependents shall be eligible to participate in Cobra coverage at the Executive's expense following termination of employment hereunder.

      3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A plus the Company shall continue to provide health insurance coverage at no cost to the Executive for 180 days thereafter, and no further Services will be required after receipt of such notice. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof. The provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

      4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the Executive is removed, or upon the request of the Board or a significant shareholder voluntarily resigns, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors or (iii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

      5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

      6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) in an amount not less than $15 million with carriers of comparable quality and under substantially the same terms, and conditions as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

      7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

            (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential

Information shall not include any information that has entered or enters the public domain through no fault of the Executive.

            (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

            (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

            (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

            (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

      8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in
Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

      9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination, (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement") or (iii) the letter agreement between the Company and the Executive dated February 7, 2003 (the "Letter Agreement"), the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30,2003,

            (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services or as a member of the Board of Directors of the Company other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

            (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

            (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                        "A GENERAL RELEASE DOES NOT EXTEND
                  TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW
                  OR SUSPECT TO EXIST IN HIS FAVOR AT THE
                  TIME OF EXECUTING THE RELEASE, WHICH IF
                  KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED
                  HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

            (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                  A. in return for this Agreement, he will receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                  B. he was advised by the Company and is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                  C. he was given a copy of this Agreement on _______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                  D. he was informed that he has seven (7) days following the date of his execution of this Agreement in which to revoke the Agreement.

            (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

      10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

            (A)   If to the Company:

                  1888 Century Park East
                  Suite 222
                  Los Angeles, CA 90067
                  Attn: Board of Directors

                  with a copy to:

                  Choate, Hall & Stewart
                  53 State Street
                  Boston, MA 02109
                  Attn: Cameron Read, P.C.

            (B)   If to the Executive:

                  Mr. George Golleher
                  3 Corporate Plaza, Suite 240
                  Newport Beach, CA 90660

                  with a copy to:

                  -------------------------

                  -------------------------

                  -------------------------
                  Attn:
                        -------------------
or to such other address as the parties shall have designated by notice to the other party.

      12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

      13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

      14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

      15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

      16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

      17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Letter Agreement.

      18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

      19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

      This Agreement has been executed and delivered as of the date first above written.

                                        SIMON WORLDWIDE, INC.


                                        By  /s/ J. ANTHONY KOUBA
                                        ------------------------------------
                                             J. Anthony Kouba
                                             Chairman Compensation Committee

                                        By  /s/ TERRENCE WALLOCK
                                        ------------------------------------
                                             Terrence Wallock
                                             Assistant Secretary

                                        The Executive

                                        /s/ GEORGE GOLLEHER
                                        ------------------------------------
                                        George Golleher

                                   Schedule A

I.    SERVICES

      Oversee and manage the Company and perform the duties of Co-Chief Executive Officer, including participation in the Executive Committee and staff meetings as necessary.

II.   MAXIMUM HOURS PER WEEK

      In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 8 hours per week, all served consecutively or as otherwise agreed upon by the Executive with the Company.

III.  COMPENSATION

      Six thousand seven hundred thirty-five dollars ($6,735) per week paid bi-weekly. In addition to the extent Services are required beyond twenty
      (20) hours per week (i) in connection with the analysis and negotiation of mergers, acquisitions or business combinations which the Company might pursue from time to time or (ii) in preparation for and testimony in depositions or other discovery with respect to Legal Proceedings, the Executive shall be compensated at the rate of $450 per hour for hours in excess of twenty (20) per week.

IV.   LEGAL PROCEEDINGS FOLLOWING TERMINATION (Section 5 Services)

      $750 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.

                                                            Exhibit 10.29 4 of 6

                          EXECUTIVE SERVICES AGREEMENT

         This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and J. Anthony Kouba, (the "Executive").

                                  INTRODUCTION

         The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

         1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

         2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be reimbursed as an out of pocket expense for health insurance in an amount equal to the cost to the Company of the premium which would cover the Executive had he been included under any health plan maintained by the Company.

         3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A plus the cost of health insurance for 180 days, and no further Services will be required. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with Section 2 hereof. The provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

         4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the Executive is removed, or upon the request of the Board or a significant shareholder voluntarily resigns, from the Company's Board of Directors or is not nominated, appointed or elected to a new term on the Board of Directors following the expiration of the existing term, (ii) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total of two or more Directors or (iii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

         5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

         6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) in an amount not less than $15 million with carriers of comparable quality and under substantially the same terms, and conditions as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

         7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

                  (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential

                  (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

                  (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

                  (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

                  (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

         8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

         9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination, (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement") or (iii) the letter agreement between the Company and the Executive dated February 7, 2003 (the "Letter Agreement"), the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30, 2003,

                  (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services or as a member of the Board of Directors of the Company other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

                  (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

                  (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

                  (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                           A.       in return for this Agreement, he will
receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                           B.       he was advised by the Company and is hereby
advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                           C.       he was given a copy of this Agreement on
_______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                           D.       he was informed that he has seven (7) days
following the date of his execution of this Agreement in which to revoke the Agreement.

                  (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

         10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

                  (A)      If to the Company:

                           1888 Century Park East
                           Suite 222
                           Los Angeles, CA 90067
                           Attn: Board of Directors

                           with a copy to:

                           Choate, Hall & Stewart
                           53 State Street
                           Boston, MA 02109
                           Attn: Cameron Read, P.C.

                  (B)      If to the Executive:

                           Mr. J. Anthony Kouba
                           1445 Fifth Street
                           Santa Monica, CA 90401

                           with a copy to:


                           ---------------------------

                           ---------------------------

                           ---------------------------

                           Attn:
                                ----------------------
or to such other address as the parties shall have designated by notice to the other party.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

         13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

         14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

         15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

         16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

         17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Letter Agreement.

         18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         This Agreement has been executed and delivered as of the date first above written.

                                    SIMON WORLDWIDE, INC.


                                    By  /s/ GEORGE GOLLEHER
                                    ----------------------------------
                                        George Golleher
                                        Director

                                    By  /s/ TERRENCE WALLOCK
                                    ----------------------------------
                                        Terrence Wallock
                                        Assistant Secretary






                                    The Executive


                                    /s/ J. ANTHONY KOUBA
                                    ----------------------------------
                                    J. Anthony Kouba

                                   Schedule A

I.       SERVICES

         Oversee and manage the Company and perform the duties of Co-Chief Executive Officer, including participation in the Executive Committee and staff meetings as necessary.

II.      MAXIMUM HOURS  PER WEEK

         In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 8 hours per week, all served consecutively or as otherwise agreed upon by the Executive with the Company

III.     COMPENSATION

         Six thousand seven hundred thirty-five dollars ($6,735) per week paid bi-weekly. In addition to the extent Services are required beyond twenty (20) hours per week (i) in connection with the analysis and negotiation of mergers, acquisitions or business combinations which the Company might pursue from time to time or (ii) in preparation for and testimony in depositions or other discovery with respect to Legal Proceedings, the Executive shall be compensated at the rate of $450 per hour for hours in excess of twenty (20) per week.

IV.      LEGAL PROCEEDINGS  FOLLOWING TERMINATION (Section 5 Services)

         $750 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.

                                                            Exhibit 10.29 5 of 6

                          EXECUTIVE SERVICES AGREEMENT

         This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and Greg Mays, (the "Executive").

                                  INTRODUCTION

         The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

         1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

         2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be entitled to participate at no cost to the Executive in any health insurance plan maintained by the Company to the extent permitted under the terms of such plan, and along with any dependants shall be eligible to participate in Cobra coverage at the Executive's expense following termination of employment hereunder.

         3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A, plus the Company shall continue to provide health insurance coverage at no cost to the Executive for 180 days thereafter and no further Services will be required. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with
Section 2 hereof. The
provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

         4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total or two or more Directors, or (ii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

         5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

         6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) in an amount not less than $15 million with carriers of comparable quality and under substantially the same terms, and conditions as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

         7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

                  (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential Information shall not include any information that has entered or enters the public domain through no fault of the Executive.

                  (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

                  (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

                  (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

                  (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

         8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

         9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination, or (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement"), the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30, 2003,

                  (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

                  (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

                  (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

                  (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                           A.       in return for this Agreement, he will
receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                           B.       he was advised by the Company and is hereby
advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                           C.       he was given a copy of this Agreement on
_______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                           D.       he was informed that he has seven (7) days
following the date of his execution of this Agreement in which to revoke the Agreement.

                  (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this

Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

         10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

                  (A)      If to the Company:

                           1888 Century Park East
                           Suite 222
                           Los Angeles, CA 90067
                           Attn: Board of Directors

                           with a copy to:

                           Choate, Hall & Stewart
                           53 State Street
                           Boston, MA 02109
                           Attn: Cameron Read, P.C.

                  (B)      If to the Executive:

                           Greg Mays
                           71 South Peak
                           Laguna Niguel, CA 92677

                           with a copy to:


                           ---------------------------

                           ---------------------------

                           ---------------------------

                           Attn:
                                ----------------------


or to such other address as the parties shall have designated by notice to the other party.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

         13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

         14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

         15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

         16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

         17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Letter Agreement.

         18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         This Agreement has been executed and delivered as of the date first above written.

                                    SIMON WORLDWIDE, INC.


                                    By  /s/ GEORGE GOLLEHER
                                    ----------------------------------
                                        George Golleher
                                        Director






                                    By  /s/ TERRENCE WALLOCK
                                    ----------------------------------
                                        Terrence Wallock
                                        Assistant Secretary




                                    The Executive



                                    /s/ GREG MAYS
                                    ----------------------------------
                                    Greg Mays

                                   Schedule A

I.       SERVICES

         Manage the finance and financial reporting functions of the Company including performing the duties of the Chief Financial Officer.

II.      MAXIMUM HOURS PER WEEK

         In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 8 hours per week, all served consecutively or as otherwise agreed upon by the Executive with the Company

III.     COMPENSATION

         Four thousand forty dollars ($4,040) per week paid bi-weekly. In addition to the extent Services are required beyond twenty (20) hours per week (i) in connection with the analysis and negotiation of mergers, acquisitions or business combinations which the Company might pursue from time to time or (ii) in preparation for and testimony in depositions or other discovery with respect to Legal Proceedings, the Executive shall be compensated at the rate of $250 per hour for hours in excess of twenty (20) per week.

IV.      LEGAL PROCEEDINGS FOLLOWING TERMINATION (Section 5 Services)

         $400 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.

                                                            Exhibit 10.29 6 of 6

                          EXECUTIVE SERVICES AGREEMENT

         This Executive Services Agreement ("Agreement") is made as of May 30, 2003 by and between Simon Worldwide, Inc. (the "Company") and Greg Mays, (the "Executive").

                                  INTRODUCTION

         The Company desires to retain the services of the Executive so as to secure the Executive's availability to assist with the wind up of the Company's former business, its compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company. The Executive wishes to provide service to the Company and to remain available for assistance pursuant to the terms of this Agreement. Therefore, the Company and the Executive agree as follows:

         1. SERVICES. The Executive shall perform the services for the Company, and shall have the duties and responsibilities, described in Schedule A hereto (the "Services") during the term of this Agreement. The Executive shall be available to provide the Services for such time each week as shall be necessary to perform the Services, or as otherwise provided in Schedule A. Executive may engage in activities for other unrelated entities during the term hereof, but shall at all times maintain the ability and availability to perform the Services and shall engage in no activities which would constitute a conflict of interest with the Company.

         2. COMPENSATION. For Services rendered during the term of this Agreement, the Executive shall be entitled to compensation in the amount and on the payment terms set forth on Schedule A. The Executive shall also be entitled to reimbursement of reasonable and necessary out-of-pocket expenses incurred by the Executive in the ordinary course of business on behalf of the Company in accordance with Company policy, subject to the presentation of appropriate documentation. In addition, during the term of this Agreement the Executive shall be entitled to participate at no cost to the Executive in any health insurance plan maintained by the Company to the extent permitted under the terms of such plan, and along with any dependants shall be eligible to participate in Cobra coverage at the Executive's expense following termination of employment hereunder.

         3. TERM. The Executive's engagement by the Company hereunder shall commence on the date hereof and continue until December 31, 2005. Such engagement may be terminated by either party without cause as follows: The Company may terminate this Agreement at any time by giving notice of termination to the Executive and making a lump sum payment to the Executive equivalent to 180 days of compensation at the rate set forth on Schedule A, plus the Company shall continue to provide health insurance coverage at no cost to the Executive for 180 days thereafter and no further Services will be required. The Executive may terminate this Agreement by giving 180 days prior written notice to the Company. If the Agreement is not terminated prior to December 31, 2005, it shall continue in effect thereafter until terminated by either party as provided above. Following termination of this Agreement, the Company shall pay to the Executive all compensation that had accrued, and shall reimburse all expenses incurred by the Executive, prior to the date of termination in accordance with
Section 2 hereof. The
provisions of Sections 4 through 13 hereof shall survive the termination of this Agreement and shall continue thereafter in full force and effect.

         4. TERMINATION BY EXECUTIVE UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision hereof, in the event that (i) the composition of the Company's Board of Directors changes from the date hereof by the addition or deletion of a total or two or more Directors, or (ii) the Company fails to maintain D&O Insurance as provided in Section 6 below, then in any of such events, in addition to any other rights of the Executive under this Agreement, the Executive may at any time within thirty (30) days following such event terminate this Agreement and the Company shall then pay to the Executive a lump sum payment equivalent to 180 days of compensation at the rate set forth on Schedule A, and no further Services will be required. The Executive shall also be entitled to receive health insurance as provided above for a period of 180 days.

         5. ONGOING COOPERATION. Following the termination of this Agreement for any reason, the Executive agrees to cooperate with the Company as necessary with the conduct of any litigation or regulatory or administrative proceeding or investigation to which the Company is a party ("Legal Proceedings"). The Executive shall be paid the hourly rate set forth in Schedule A for all time spent in connection with such Legal Proceedings, including time spent preparing for and engaged in depositions and otherwise assisting with discovery or other matters.

         6. DIRECTORS AND OFFICERS INSURANCE. The Company agrees that for the term hereof it will maintain directors and officers insurance coverage ("D&O Insurance) in an amount not less than $15 million with carriers of comparable quality and under substantially the same terms, and conditions as are currently being maintained by the Company on the date hereof. In addition the Company shall provide D&O coverage to the Executive for a period of three (3) years following expiration of the term hereof.

         7. CONFIDENTIALITY; INTELLECTUAL PROPERTY. In consideration of the mutual promises contained herein, the Executive agrees that during the term of this Agreement and thereafter:

                  (A) The Executive will not at any time, directly or indirectly, disclose or divulge any Confidential Information (as hereinafter defined), except as required in connection with the performance of the Services, and except to the extent required by law (but only after the Executive has provided the Company with reasonable notice and opportunity to take action against any legally required disclosure). As used herein, "Confidential Information" means all trade secrets and all other confidential information of a business, financial, marketing, technical or other nature relating to the business of the Company learned by the Executive in connection with his performance of Services pursuant to this Agreement including, without limitation, any customer or vendor lists, prospective customer names, financial statements and projections, know-how, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, computer hardware, software programs, business plans and projects pertaining to the Company and including any information of others that the Company has agreed to keep confidential; provided, that Confidential Information shall not include any information that has entered or enters the public domain through no fault of the Executive.

                  (B) The Executive shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of the Services to the Company.

                  (C) Upon the Company's request at any time and for any reason, the Executive shall promptly deliver to the Company all materials (including all soft and hard copies) in the Executive's possession which contain or relate to Confidential Information.

                  (D) All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, secrets or intellectual property rights or any interest therein (collectively, the "Developments") made by the Executive, either alone or in conjunction with others, at any time or at any place when the Executive is performing the Services, whether or not reduced to writing or practice, which relate to the business in which the Company is engaged or in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Executive. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Executive are intended to be "work made for hire" as defined in Section 101 of the Copyright Act of 1976, as amended, and shall be and hereby are the property of the Company.

                  (E) The Executive shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, this Agreement or otherwise, the Executive will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every reasonable way, at the Company's expense, to secure, maintain and defend the Company's rights in such Development. The Executive shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Executive's agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Executive's death or incapacity), to act for and on the Executive's behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Executive.

         8. REMEDIES. Without limiting the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in Section 7 hereof could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining the Executive from engaging in any activities prohibited by Section 7 herein or such other equitable relief as may be required to enforce specifically any of the covenants of Section 7 herein.

         9. MUTUAL RELEASES. Effective upon termination of this Agreement, except for those obligations created by or arising out of (i) this Agreement which expressly survive such termination, or (ii) the Indemnification Agreement between the Company and the Executive dated as of February 6, 2002 (the "Indemnification Agreement"), the Company and the Executive shall enter into mutual releases substantially in the form as follows:

"Except for those obligations referenced in the first paragraph of Section 9 of the Executive Services Agreement dated as of May 30, 2003,

                  (A) the Company hereby fully releases and discharges, and covenants not to sue, the Executive and/or his descendants, dependants, heirs, executors, spouse, administrators, assigns and successors, past and present, and each of them (the "Executive Releasees"), with respect to and from any and all claims, agreements, obligations, losses, liens, damages, injuries, causes of action, rights, demands, contracts, covenants, actions, suits, debts, interest, costs, expenses, attorneys' fees, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it owns or holds upon termination of this Agreement or may in the future hold against Executive and/or the Executive's Releasees, resulting from any act or omission by or on the part of Executive in the performance of the Services other than acts or omissions to act which (y) result in the Executive's conviction by, or entry of a plea of guilty in, a court of competent jurisdiction for a felony involving moral turpitude or harm to the business or reputation of the Company, and such conviction or guilty plea becomes non-applicable or (z) constitute a material breach of duty to the Company or this Agreement by the Executive or his habitual neglect of his duty to perform the Services (collectively, "Company Claims"); and

                  (B) the Executive hereby covenants not to sue and fully releases and discharges the Company and its parent, subsidiary and affiliated entities, past and present, and each of then, as well as its and their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them, hereinafter together and collectively referred to as the "Company Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, interest, costs, expenses, attorneys' fees, damaged, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he owns or holds upon termination of this Agreement or may in the future hold as against said Company Releasees, arising out of or in any way connected with the performance of the Services and the termination of this Agreement, including without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, and the California Family Rights Act (collectively "Executive Claims").

                  (C) It is the intention of the Company and the Executive in executing these releases that said releases shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each hereby knowingly, intentionally, voluntarily, and expressly waives any and all rights and benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown or unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The Company and the Executive each acknowledge that he or it may hereafter discover claims or facts in addition to or different from those which he or it now knows or believes to exist with respect to the subject matter of this Agreement or otherwise and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, each hereby knowingly, intentionally, voluntarily, and expressly waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each acknowledges that he or it understands the significance and consequences of such release and such specific waiver of
SECTION 1542.

The Company and the Executive also knowingly, intentionally, voluntarily, and expressly waive any and all rights and benefits conferred by law of any state or territory of the United States or any foreign country or principle of common law that is similar to SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

                  (D) The Executive expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which may have arisen on or before the Effective Date. To this end, the Executive further expressly acknowledges and agrees that:

                           A.       in return for this Agreement, he will
receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

                           B.       he was advised by the Company and is hereby
advised in writing by this Agreement to consult with an attorney before signing this Agreement;

                           C.       he was given a copy of this Agreement on
_______ __, 20__ and informed that he had twenty-one (21) days within which to consider the Agreement (although he may voluntarily choose to shorten that consideration period by signing earlier); and

                           D.       he was informed that he has seven (7) days
following the date of his execution of this Agreement in which to revoke the Agreement.

                  (E) The Company covenants that it will not assign or transfer to any person not a party to this Agreement any Company Claim or any part or portion thereof, and the Executive covenants that he will not assign or transfer to any person not a party to this

Agreement any Executive Claim or any part or portion thereof. The Company and the Executive shall each defend, indemnity and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed."

         10. ENFORCEABILITY, ETC. This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         11. NOTICES. Any notice, demand or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, or mailed by first class certified or registered mail, postage prepaid, return receipt requested as follows:

                  (A)      If to the Company:

                           1888 Century Park East
                           Suite 222
                           Los Angeles, CA 90067
                           Attn: Board of Directors

                           with a copy to:

                           Choate, Hall & Stewart
                           53 State Street
                           Boston, MA 02109
                           Attn: Cameron Read, P.C.

                  (B)      If to the Executive:

                           Mr. Terrence Wallock, Esq.
                           2224 Pacific Drive
                           Corona Del Mar, CA 92625

                           with a copy to:


                           ---------------------------

                           ---------------------------

                           ---------------------------

                           Attn:
                                ----------------------


or to such other address as the parties shall have designated by notice to the other party.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its choice of law principles.

         13. DISPUTE RESOLUTION. Any dispute or claim relating to the enforcement or any alleged breach of this Agreement shall be resolved exclusively through final and binding arbitration before a neutral arbitrator, pursuant to the Employment Arbitration Rules of the American Arbitration Association. Any arbitration proceeding initiated hereunder shall take place in Los Angeles, California. The costs of any arbitration proceeding (including the arbitrator's fees) initiated hereunder shall be borne equally by the parties, and the prevailing party in any proceeding shall be entitled to recover reasonable costs and expenses, including reasonable attorneys' fees and travel costs, incurred in presenting the case in the arbitration proceeding.

         14. AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument signed by the Company and the Executive. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of any provision of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

         15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the rights and obligations of the Executive hereunder are personal and may not be assigned without the Company's prior written consent.

         16. NO CONFLICTS. The Executive represents to the Company that the Executive is not a party to or bound by any agreement or commitment that conflicts with the obligations of the Executive under this Agreement.

         17. ENTIRE AGREEMENT. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto other than the Indemnification Agreement and the Letter Agreement.

         18. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         This Agreement has been executed and delivered as of the date first above written.

                                    SIMON WORLDWIDE, INC.



                                        /s/ J. ANTHONY KOUBA
                                    ----------------------------------
                                        J. Anthony Kouba
                                        Director




                                    By  /s/ GEORGE GOLLEHER
                                    ----------------------------------
                                        George Golleher
                                        Director




                                    The Executive

                                    TERRENCE WALLOCK
                                    ----------------------------------
                                    Terrence Wallock

                                   Schedule A

I.       SERVICES

         Manage and provide legal services to the Company and its General
         Counsel.

II.      MAXIMUM HOURS PER WEEK

         In the event that the Executive elects to terminate the Agreement by giving 180 days notice of termination, then during such 180 day period the Executive may be required to provide services for a maximum of 8 hours per week, all served consecutively or as otherwise agreed upon by the Executive with the Company

III.     COMPENSATION

         Three thousand three hundred sixty-five dollars ($3,365) per week paid bi-weekly. In addition to the extent Services are required beyond twenty (20) hours per week (i) in connection with the analysis and negotiation of mergers, acquisitions or business combinations which the Company might pursue from time to time or (ii) in preparation for a testimony in depositions or other discovery with respect to Legal Proceedings, the Executive shall be compensated at the rate of $125 per hour for hours in excess of twenty (20) per week.

IV.      LEGAL PROCEEDINGS FOLLOWING TERMINATION (Section 5 Services)

         $250 per hour for all preparation, deposition and discovery time. The Company shall at the request of the Executive provide independent legal counsel selected by the Executive at the Company's expense.